Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of Document Capture Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1) The Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: March 31, 2010

/s/ M. Carolyn Ellis
M. Carolyn Ellis,
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Document Capture Technologies, Inc. and will be retained by Document Capture Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.